Exhibit (g)(7)

APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

JPMORGAN CHASE BANK, N.A.

AND

EACH OF THE INVESTMENT COMPANIES

DATED AS OF October 2, 2008

Trust Name	Fund Name	Effective Date
Fidelity Advisor Series I	Fidelity Advisor Balanced Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Equity Growth Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Equity Income Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Growth & Income Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Leveraged Company Stock Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Strategic Growth Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Consumer Discretionary Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Financial Services Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Health Care Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Industrials Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Technology Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Utilities Fund	January 1, 2007
Fidelity Advisor Series VIII	Fidelity Advisor Emerging Markets Fund	January 1, 2007
Fidelity Advisor Series VIII	Fidelity Advisor Emerging Markets Income Fund	January 1, 2007
Fidelity Advisor Series VIII	Fidelity Advisor Korea Fund	January 1, 2007
Fidelity Capital Trust	Fidelity Focused Stock Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Consumer Discretionary Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Consumer Staples Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Energy Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Financials Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Floating Rate Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Health Care Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity High Income Central Fund 1	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity High Income Central Fund 2	March 20, 2008
Fidelity Central Investment Portfolios LLC	Fidelity Industrials Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Information Technology Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity International Equity Central Fund	December 10, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Materials Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Specialized High Income Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Telecom Services Central Fund	January 1, 2007
Fidelity Central Investment Portfolios LLC	Fidelity Utilities Central Fund	January 1, 2007
Fidelity Central Investment Portfolios II LLC	Fidelity 2-5 Year Duration Securitized Bond Central Fund	June 29, 2007
Fidelity Central Investment Portfolios II LLC	Fidelity Mortgage Backed Securities Central Fund	June 29, 2007
Fidelity Central Investment Portfolios II LLC	Fidelity Tactical Income Central Fund	June 29, 2007
Fidelity Charles Street Trust	Fidelity Asset Manager 20%	January 1, 2007
Fidelity Charles Street Trust	Fidelity Asset Manager 30%	October 3, 2007
Fidelity Charles Street Trust	Fidelity Asset Manager 40%	October 3, 2007
Fidelity Charles Street Trust	Fidelity Asset Manager 50%	January 1, 2007
Fidelity Charles Street Trust	Fidelity Asset Manager 60%	October 3, 2007
Fidelity Charles Street Trust	Fidelity Asset Manager 70%	January 1, 2007
Fidelity Charles Street Trust	Fidelity Asset Manager 85%	January 1, 2007
Fidelity Commonwealth Trust	Fidelity 100 Index Fund	March 27, 2007
Fidelity Commonwealth Trust	Fidelity NASDAQ Composite Index Fund	January 1, 2007
Fidelity Commonwealth Trust	Fidelity NASDAQ Composite Index Tracking Stock Fund	January 1, 2007
Fidelity Devonshire Trust	Fidelity Series Large Cap Value Fund	October 5, 2008
Fidelity Fixed-Income Trust	Fidelity Investment Grade Bond Fund	January 1, 2007
Fidelity Garrison Street Trust	Fidelity Money Market Central Fund	January 1, 2007
Fidelity Garrison Street Trust	Fidelity Ultra-Short Central Fund	January 1, 2007
Fidelity Garrison Street Trust	Fidelity VIP Investment Grade Central Fund	January 1, 2007
Fidelity Hastings Street Trust	Fidelity Mega Cap Stock Fund	January 1, 2007
Fidelity Hereford Street Trust	Fidelity Government Money Market Fund	January 1, 2007
Fidelity Hereford Street Trust	Fidelity Money Market Fund	January 1, 2007
Fidelity Hereford Street Trust	Fidelity U.S. Treasury Money Market Fund	January 1, 2007
Fidelity Investment Trust	Fidelity Diversified International Fund	January 1, 2007
Fidelity Investment Trust	Fidelity Emerging Markets Fund	January 1, 2007
Fidelity Investment Trust	Fidelity Japan Fund	January 1, 2007
Fidelity Investment Trust	Fidelity Overseas Fund	January 1, 2007
Fidelity Investment Trust	Fidelity Pacific Basin Fund	January 1, 2007
Fidelity Investment Trust	Fidelity Worldwide Fund	January 1, 2007
Fidelity Money Market Trust	Retirement Government Money Market Portfolio	January 1, 2007
Fidelity Money Market Trust	Retirement Money Market Portfolio	January 1, 2007
Fidelity Mt. Vernon Street Trust	Fidelity New Millennium Fund	January 1, 2007
Fidelity Phillips Street Trust	Fidelity U.S. Government Reserves Fund	January 1, 2007
Fidelity Puritan Trust	Fidelity Puritan Fund	January 1, 2007
Fidelity Revere Street Trust	Fidelity Cash Central Fund	January 1, 2007
Fidelity Revere Street Trust	Fidelity Securities Lending Cash Central Fund	January 1, 2007
Fidelity Securities Fund	Fidelity Growth & Income Portfolio	January 1, 2007
Fidelity Securities Fund	Fidelity Leveraged Company Stock Fund	January 1, 2007
Fidelity Summer Street Trust	Fidelity New Markets Income Fund	June 29, 2007
Fidelity Trend Fund	Fidelity Trend Fund	January 1, 2007
Variable Insurance Products Fund	Overseas Portfolio	January 1, 2007
Variable Insurance Products Fund III	Aggressive Growth Portfolio	January 1, 2007
Variable Insurance Products Fund III	Balanced Portfolio	January 1, 2007
Variable Insurance Products Fund III	Growth & Income Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Consumer Discretionary Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Financial Services Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Health Care Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Industrials Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Technology Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Utilities Portfolio	January 1, 2007
Variable Insurance Products Fund V	Asset Manager Portfolio	June 29, 2007
Variable Insurance Products Fund V	Asset Manager: Growth Portfolio	June 29, 2007

The addition of Fidelity Devonshire Trust: Fidelity Series Large Cap Value Fund effective October 5, 2008

Each of the Investment Companies Listed on Appendix "A: Attached Hereto, on Behalf of each of Their Respective Portfolios	JPMorgan Chase Bank

By:/s/Peter Lydecker	By:/s/Mark W. Kucera
Name: Peter Lydecker	Name: Mark W. Kucera
Title: Asst. Treasurer	Title: Vice President